UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 10, 2007
TUTOGEN MEDICAL, INC.

(Registrant’s telephone number, including area code)

Florida	0-16128	59-3100165

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13709 Progress Boulevard, Box 19
Alachua, Florida 32615

(Address of principal executive offices)
(386) 462-0402

(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR .240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange Act (17 CFT 240-13e-4(c)

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
TUTOGEN PRESS RELEASE

Item 2.02 Results of Operation and Financial Condition
     On December 10, 2007, the Company announced in a press release its year-end financial results. A copy of the press release is filed as Exhibit 99.1 to this Report
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
     99.1 Press Release dated December 10, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 10, 2007

TUTOGEN MEDICAL, INC.
By:	/s/ L. Robert Johnston, Jr.
	Name:	L. Robert Johnston, Jr.
	Title:	Chief Financial Officer

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